UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

ENGILITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35487	45-3854852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 Centerview Drive Chantilly, Virginia	20151
(Address of principal executive offices)	(Zip Code)

(703) 708-1400

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreements with L-3 Related to the Spin-Off

In connection with the previously announced spin-off (the “Spin-off”) of Engility Holdings, Inc. (the “Company” or “Engility Holdings”) from L-3 Communications Holdings, Inc. (“L-3 Holdings”), on July 16, 2012, Engility Holdings entered into a Distribution Agreement (the “Distribution Agreement”) with L-3 Holdings, which sets forth Engility Holdings’ agreements with L-3 Holdings regarding the principal actions needed to be taken in connection with the Spin-off and other agreements that govern certain aspects of Engility Holdings’ relationship with L-3 Holdings following the Spin-off.

In addition to, and concurrently with, the Distribution Agreement, Engility Holdings and Engility Corporation, a wholly-owned subsidiary of Engility Holdings, entered into certain ancillary agreements that govern the respective rights, responsibilities and obligations of Engility Holdings or Engility Corporation, on one hand, as applicable, and L-3 Holdings or L-3 Communications Corporation, a wholly-owned subsidiary of L-3 Holdings (“L-3 Corporation”), as applicable, on the other hand, after the Spin-Off. The ancillary agreements include:

•

an Employee Matters Agreement between Engility Corporation and L-3 Corporation (the “Employee Matters Agreement”) that sets forth the parties’ agreements with respect to employee related liabilities, health and welfare benefit plans, defined contribution plans, non-qualified deferred compensation plans and equity-based compensation plans;

•

a Tax Matters Agreement between Engility Holdings and L-3 Holdings (the “Tax Matters Agreement”) that sets forth the parties’ agreements with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. federal, state, local and foreign income taxes, other tax matters and related tax returns;

•

a Transition Services Agreement between Engility Corporation and L-3 Corporation (the “Transition Services Agreement”), under which L-3 Corporation will provide or cause to be provided to Engility Corporation certain services for a limited time to help ensure an orderly transition for each of the parties following the Spin-off; and

•

two Master Supply Agreements between Engility Corporation and L-3 Corporation, one with Engility Corporation as the seller, and one with Engility Corporation as the buyer (the “Master Supply Agreements”), which govern the conversion of certain commercial arrangements between Engility Corporation and L-3 Corporation into third-party contracts based on existing intercompany work orders and L-3 Corporation’s general terms and conditions.

Descriptions of the material terms of the Distribution Agreement, Employee Matters Agreement, Tax Matters Agreement, Transition Services Agreement and Master Supply Agreements (collectively, the “Agreements”) are set forth in the section entitled “Certain Relationships and Related Party Transactions – Agreements with L-3 Related to the Spin-Off” in the Company’s Information Statement included in the Company’s Registration Statement on Form 10, as amended, which was filed on June 27, 2012 (the “Information Statement”) and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Spin-off, on July 17, 2012, Engility Corporation entered into a senior secured credit agreement (the “Credit Agreement”) that provides for total aggregate borrowings of $400,000,000 under a $335,000,000 senior secured term loan facility and a $65,000,000 senior secured revolving credit facility with Bank of America, N.A., as administrative agent, and the other lenders party thereto. In addition, the Credit Agreement provides for uncommitted incremental facilities, which Engility Corporation, as the borrower, may request in an aggregate principal amount of up to $35,000,000. A description of the material terms and conditions of the Credit Agreement are set forth in the section entitled “Description of Material Indebtedness—Credit Facilities” in the Information Statement and is incorporated herein by reference.

The preceding is a summary of the terms of the Credit Agreement and is qualified in its entirety by reference to the Credit Agreement which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.01 Change in Control.

The Spin-off described in the Information Statement was consummated on July 17, 2012.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Certain Compensation Plan

On July 6, 2012, the Board of Directors of the Company approved the Engility Holdings, Inc. 2012 Long Term Performance Plan (the “LTPP”), subject to approval by the Company’s sole stockholder. On July 16, 2012, L-3 Corporation, as the sole stockholder of Engility Holdings, approved the LTPP.

The purpose of the LTPP is to benefit the Company’s stockholders by encouraging high levels of performance by individuals who contribute to the success of the Company and to enable the Company to attract, motivate, retain and reward talented and experienced individuals. Under the LTPP, the Compensation Committee of the Board of Directors (the “Committee”) may grant equity-based awards to employees and other service providers of the Company at its discretion. The Committee is authorized under the terms of the LTPP to determine the vesting and other terms and conditions of each award, to establish performance measures, performance goals and performance periods (including with respect to awards intended to qualify as “performance based compensation” for purposes of Section 162(m) of the Internal Revenue Code), and to make all other determinations which may be necessary or advisable for the administration of the LTPP. The maximum number of Company shares that may be issued under all awards under the LTPP is 2,800,000. In addition to new grants of awards that may be made from time to time under the LTPP, in connection with the Spin-off, the Company has assumed under the LTPP (and will issue shares of the Company’s stock under the LTPP in respect of) certain equity-based awards originally granted by L-3 Holdings to current and former employees of the Company.

Compensation of Named Executive Officers

On July 18, 2012, the Compensation Committee of the Board of Directors approved the following annual base salaries and target bonuses for 2012 for the officers that are expected to be the Company’s named executive officers with respect to 2012.

Name	Position	Base Salary	Target Bonus (as a percentage of base salary)
Anthony Smeraglinolo	President and Chief Executive Officer	$600,000	100%
Michael J. Alber	Senior Vice President and Chief Financial Officer	$440,000	75%
John E. Heller	President, Professional Support Services	$425,000	75%
Bantz J. Craddock	President, Mission Support Services	$350,000	75%
Thomas O. Miiller	Senior Vice President, General Counsel and Corporate Secretary	$320,000	60%

In addition, the Compensation Committee approved grants of restricted stock unit awards (the “RSUs”) pursuant to the form of Restricted Stock Unit Award Agreement attached hereto as Exhibit 10.2, effective as of July 18, 2012, to the expected named executive officers under the LTPP in connection with the consummation of the Spin-Off. The numbers of shares underlying the RSUs that each expected named executive officer received are as follows.

Name	RSUs
Anthony Smeraglinolo	152,175
Michael J. Alber	83,993
John E. Heller	54,087
Bantz J. Craddock	44,542
Thomas O. Miiller	40,724

The RSUs will vest three years after the grant date, and the underlying shares will be delivered as soon as practicable upon vesting. In addition, to the extent dividends are paid on Engility common stock, recipients of RSUs receive cash dividend equivalents payable in a lump sum upon the vesting of the RSUs.

The foregoing description of the terms of RSUs is qualified in its entirety by reference to the form of Restricted Stock Unit Award Agreement which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 16, 2012, the Board of Directors approved and recommended for approval by the Company’s sole stockholder, and the Company’s sole stockholder approved, an amendment to the Company’s Restated Certificate of Incorporation (the “Charter Amendment”). The Charter Amendment was filed with the Delaware Secretary of State and became effective on July 16, 2012. The Charter Amendment provides for a forward stock split of the Company’s common stock to enable the Company to distribute the Company’s common stock, on a pro rata basis, to the stockholders of L-3 Holdings on July 16, 2012, the record date, in connection with the Spin-off in the amounts and in the manner set forth in the Information Statement.

The preceding is a summary of the Charter Amendment and is qualified in its entirety by reference to the Charter Amendment which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

On July 18, 2012, the Company issued a press release announcing the consummation of the Spin-off. The press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Engility Holdings, Inc., dated July 16, 2012, as corrected by Certificate of Correction of the Certificate of Amendment of the Restated Certificate of Incorporation of Engility Holdings, Inc., dated July 19, 2012

10.1	Credit Agreement, dated as of July 17, 2012, among Engility Corporation, the guarantors party thereto, the several lenders from time to time party thereto, and Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer

10.2	Form of Restricted Stock Unit Award Agreement

99.1	Press Release issued by Engility Holdings, Inc. on July 18, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engility Holdings, Inc.

Date: July 20, 2012	By:	/s/ Thomas O. Miiller
Name: Thomas O. Miiller
Title: Senior Vice President, General Counsel and Corporate Secretary

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